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                                                                    Exhibit 23.2



                      CONSENT OF INDEPENDENT ACCOUNTANTS



         As independent public accountants, we hereby consent to the incorporation by reference in this Registration Statement of our report dated February 2, 1999 included in Open Market, Inc.'s Form 10-K/A for the year ended December 31, 1998 and to all references to our Firm included in this Registration Statement.




                                                        /s/ Arthur Andersen LLP
                                                            ARTHUR ANDERSEN LLP



Boston, Massachusetts
July 30, 1999